Smith Breeden Sticker


	Pursuant to an asset purchase agreement (the
"Agreement") among Smith Breeden Associates, Inc.
("SBA"), The Managers Funds LLC ("Managers"), and
Affiliated Managers Group, Inc., the indirect parent of Managers ("AMG"), Managers has agreed to purchase certain assets of SBA related to its management of the Smith Breeden Short Duration U.S. Government Fund, the Smith Breeden Intermediate Duration U.S.
Government Fund, and the Smith Breeden U.S. Equity
Market Plus Fund (the "Funds") and assume stated contractual liabilities.

In a process culminating on May 18, 2000, the Boards of Trustees of the Smith Breeden Series Fund and the Smith Breeden Trust (the "Trusts") have approved certain matters relating to the transactions contemplated by the Agreement (collectively, the "SBA/Managers Transaction"), which matters include (1) the appointment of Managers as adviser of the Funds, (2) the appointment of SBA as subadviser of the Funds, (3) the election of new Trustees of the Trusts to replace the current Trustees of the Trusts, (4) the approval of a proposed amendment to the Trusts' Declarations of Trust to facilitate the future merger of the Funds into the Managers fund complex, and (5) the approval of a proposal allowing Managers to make subsequent changes to the subadvisers of the Funds without shareholder approval. Each of these five proposals is also subject to the approval of the Funds' shareholders.

As a result of the Agreement and the
SBA/Managers Transaction, Smith Breeden would remain involved in the day-to-day management of the Funds as subadviser of the Funds. Furthermore, the investment objectives and policies of the Funds would not change.

Managers has informed the Trusts that it intends to make the same undertaking that SBA has made with respect to the expenses of each Fund, as described in footnote 3 on pages 4 and 8 of the Funds' Prospectus dated February 2, 2000. Such undertaking would be for the period ending March 31, 2001 and would be voluntary. In addition, during the course of the Trustees' evaluation of the proposals, Managers agreed that for the two-year period following Managers' appointment as adviser, Managers would waive its fees and/or bear expenses of each Fund to the extent necessary to cause the daily accrual of total expenses of that Fund to be at the annual rates of 0.88% for the Smith Breeden Intermediate Duration U.S. Government Fund, 0.78% for the Smith Breeden Short Duration U.S. Government Fund, and 0.88% for the Smith Breeden U.S.
Equity Market Plus Fund (the "Expense Agreement"). The Expense Agreement for any given Fund would not apply, however, on any day that the total assets of that Fund are below $50 million or if the shareholders of that Fund approve a new investment advisory agreement or a merger of that Fund into another mutual fund. The assets of the Funds as of May 23, 2000 are $176.7 million, $28.0 million, and $34.5 million for the Smith Breeden U.S.
Equity Market Plus Fund, the Smith Breeden Intermediate Duration U.S. Government Fund, and the Smith Breeden
Short Duration U.S. Government Fund, respectively.
SB sticker2.DOC